UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

KIROMIC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 140

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

In an effort to allocate responsibilities more evenly amongst our independent directors, our Board of Directors (the “Board”) approved a restructuring of the committees, effective as of November 12, 2020 (the “Committee Restructuring”). As of the date hereof, the Board has the following three committees: audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and corporate governance committee (the “Nominating Committee”). The membership of the committees after the Committee Restructuring are described below. Each of our committees operates under a written charter (the “Committee Charters”) adopted by the Board.

In connection with the Committee Restructuring, the Board appointed members to each such committee. The membership of these three standing committees of the Board is as follows:

Audit Committee	Compensation Committee	Nominating Committee

Pietro Bersani (Chairperson)	Jerry Schneider (Chairperson)	Michael Nagel (Chairperson)
Jerry Schneider	Americo Cicchetti	Americo Cicchetti
Michael Nagel	Pietro Bersani	Pietro Bersani

The members of our Audit Committee after the Committee Restructuring are Pietro Bersani, Jerry Schneider and Michael Nagel. Pietro Bersani serves as chairperson of the Audit Committee. The Board also determined that Mr. Pietro Bersani and Mr. Jerry Schneider as "audit committee financial experts," as defined by Item 407(d)(5) of Regulation S-K, based on the Board’s evaluation of their accounting knowledge, qualifications, and experience, and finding that they have appropriate experience or background that results in their financial sophistication in accordance with the additional requirements of the NASDAQ Listing Rules.

The members of our Compensation Committee after the Committee Restructuring are Jerry Schneider, Americo Cicchetti and Pietro Bersani. Jerry Schneider serves as the chairperson of the committee.

The members of our Nominating Committee after the Committee Restructuring are Michael Nagel, Americo Cicchetti and Pietro Bersani. Michael Nagel still serves as the chairperson of the committee.

The Committee Charters adopted on June 8, 2020 will be available on the Company’s website on November 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.
Date: November 17, 2020	By:	/s/ Maurizio Chiriva Internati
Maurizio Chiriva Internati
Chief Executive Officer